National Penn Bancshares, Inc. Reports
Third Quarter 2014 Results

•	Cash dividend increased 10% to $0.11 cents per common share for the fourth quarter 2014

•	Strong performance results in quarterly net income of $0.18 per share and return on average assets of 1.17%

•	Continued balance sheet strength evidenced by sustained strong asset quality and capital levels

•	Loan growth accelerates in the quarter

•	Strategic initiatives enhance holding company liquidity

•	TF Financial acquisition closing scheduled for today

Allentown, Pa. October 24, 2014 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $25.3 million, or $0.18 per diluted share, for the third quarter of 2014, compared to net income of $26.2 million, or $0.19 per diluted share, in the prior quarter. Net income for the first nine months of 2014 was $74.2 million, or $0.53 per diluted share, compared to adjusted net income1 of $73.0 million, or $0.50 per diluted share, in the prior year period. Return on average assets remained strong at 1.17% and 1.16% for the third quarter and first nine months of 2014, respectively.

“Our results for the third quarter continue to reflect the consistency and quality of our operating performance,” said Scott V. Fainor, president and CEO of National Penn. “In addition to maintaining our strong asset quality metrics and stable expense levels, our continued focus on growing the loan portfolio resulted in 5% annualized loan growth during the quarter.”

Net interest income for the third quarter of 2014 was $64.2 million, compared to $63.0 million in the prior quarter. Net interest margin for the third quarter was 3.43% and consistent with the margin for the second quarter. Loans grew approximately 5% on an annualized basis during the quarter, comprised of increases in both the commercial and consumer loan portfolios.

Asset quality continues to be a highlight of National Penn’s performance as asset quality metrics remained strong during the third quarter of 2014, and as compared to the prior year period. Classified loans totaling $170 million at the end of the third quarter of 2014 continued to decline and have decreased 22% over the last twelve months. The ratio of annualized net charge-offs to average total loans was 0.14% for the third quarter of 2014, compared to 0.25% for the second quarter of 2014, and 0.38% for the third quarter of 2013. National Penn recorded a provision for loan losses in the third quarter of 2014 of $1.0 million, compared to no provision in the prior quarter. National Penn’s coverage of non-performing loans was 207% at September 30, 2014, comparable to the ratio at June 30, 2014.

Non-interest income was relatively constant, totaling $22.9 million for the third quarter of 2014, compared to $24.4 million for the prior quarter. The second quarter of 2014 included a $0.9 million gain on sale of non-performing loans.

Expenses continue to be well-managed, resulting in an efficiency ratio1 of 57%. Total expenses for the third quarter of 2014 were $52.2 million, comparable to prior quarter expenses of $52.1 million, and $53.6 million for the third quarter of 2013. Operating expenses1 for the year-to-date period ending September 30, 2014 declined 1.6% compared to the prior year period.

As previously announced, National Penn’s Board of Directors increased the fourth quarter dividend by 10% to eleven cents ($0.11) per common share to shareholders of record as of Monday, November 3, 2014, payable on Monday, November 17, 2014. National Penn’s tier 1 common and tangible common equity to tangible assets ratios increased to 13.57% and 10.09% at September 30, 2014, respectively, compared to 13.44% and 10.03%, respectively, at June 30, 2014.

“During the quarter, we completed a $125 million debt offering and, subsequent to regulatory approval, returned $100 million of capital from the bank, enhancing our holding company liquidity and strategic positioning for capital management initiatives such as the ten percent increase in the cash dividend this quarter and future acquisition activity,” said Scott V. Fainor. “As previously reported, we expect to close on the acquisition of TF Financial Corporation today and complete all systems conversions and signage changes throughout this weekend. We are thrilled to have TF Financial join National Penn and are excited by the opportunities this merger presents for further enhancing franchise and shareholder value.”

Media Contact:    Jacklyn Bingaman, Marketing
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(484) 709-3255 or michelle.debkowski@nationalpenn.com

# # #

About National Penn Bancshares, Inc.

National Penn Bancshares, Inc., with approximately $8.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 111 branch offices comprising 110 branches in Pennsylvania and one branch in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. Additional risks, uncertainties and other factors relating to the proposed acquisition of TF Financial Corporation include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; the parties are unable to successfully implement integration strategies; and diversion of management time on merger-

related issues. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2014	6/30/2014	9/30/2013
SUMMARY BALANCE SHEET
Total assets	$8,631,602	$8,618,373	$8,424,623
Investment securities and other securities	2,381,751	2,420,509	2,364,681
Total loans	5,469,842	5,406,031	5,282,691
Deposits	6,287,936	6,108,483	6,435,456
Borrowings	1,140,368	1,316,253	761,506
Shareholders' equity	1,107,184	1,101,408	1,131,278
Tangible book value per common share (2)	$6.06	$6.02	$5.94
Tangible common equity / tangible assets (2)	10.09%	10.03%	10.61%

	Three Months Ended			Nine Months Ended
	9/30/2014	6/30/2014	9/30/2013	9/30/2014	9/30/2013
EARNINGS
Total interest income	$71,368	$70,528	$71,498	$212,029	$216,194
Total interest expense	7,138	7,577	8,386	22,559	28,204
Net interest income	64,230	62,951	63,112	189,470	187,990
Provision for loan losses	1,000	—	1,250	2,251	4,250
Net interest income after provision for loan losses	63,230	62,951	61,862	187,219	183,740
Net gains from fair value changes of subordinated debentures	—	—	—	—	2,111
Net gains on investment securities	—	—	7	8	54
Other non-interest income	22,871	24,396	24,801	68,737	73,188
Loss on debt extinguishment	—	—	—	—	64,888
Other non-interest expense	52,158	52,114	53,603	156,609	159,190
Income before income taxes	33,943	35,233	33,067	99,355	35,015
Income tax expense	8,623	9,034	8,507	25,126	2,840
Net income	$25,320	$26,199	$24,560	$74,229	$32,175

PERFORMANCE RATIOS
Net interest margin	3.43%	3.43%	3.49%	3.43%	3.51%
Return on average assets	1.17%	1.23%	1.17%	1.16%	0.52%
Adjusted return on average assets (3)	1.17%	1.23%	1.17%	1.16%	1.17%
Return on average shareholders' equity	9.11%	9.67%	8.78%	9.07%	3.81%
Return on average tangible common equity (1)	11.97%	12.77%	11.55%	11.95%	4.99%
Adjusted return on average tangible common equity	11.97%	12.77%	11.55%	11.95%	11.31%
Efficiency ratio (4)	57.29%	57.02%	58.16%	57.95%	58.06%

PER SHARE
Basic earnings	$0.18	$0.19	$0.17	$0.53	$0.22
Diluted earnings	0.18	0.19	0.17	0.53	0.22
Dividends	0.10	0.10	0.10	0.30	0.20	(a)
Average shares - basic	139,275,683	139,191,923	145,669,300	139,934,960	145,549,146
Average shares - diluted	139,825,134	139,719,980	146,124,821	140,466,437	145,976,521

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Nine Months Ended
	9/30/2014	6/30/2014	9/30/2013	9/30/2014	9/30/2013
Return on average tangible common equity
Return on average shareholders' equity	9.11%	9.67%	8.78%	9.07%	3.81%
Effect of goodwill and intangibles	2.86%	3.10%	2.77%	2.88%	1.18%
Return on average tangible common equity	11.97%	12.77%	11.55%	11.95%	4.99%
Average tangible equity
Average shareholders' equity	$1,102,608	$1,087,204	1,110,081	$1,094,569	$1,130,070
Average goodwill and intangibles	(263,410)	(264,082)	$(266,326)	(264,084)	(267,301)
Average tangible common equity	$839,198	$823,122	$843,755	$830,485	$862,769

Adjusted net income reconciliation
Net income	$25,320	$26,199	24,560	$74,229	$32,175
After tax unrealized fair value gain on subordinated debentures	—	—	—	—	(1,372)
After tax loss on debt extinguishment	—	—	—	—	42,177
Adjusted net income	$25,320	$26,199	$24,560	$74,229	$72,980

Earnings per share
Net income	$0.18	$0.19	$0.17	$0.53	$0.22
After tax unrealized fair value gain on subordinated debentures	—	—	—	—	(0.01)
After tax loss on debt extinguishment	—	—	—	—	0.29
Adjusted net income	$0.18	$0.19	$0.17	$0.53	$0.50

(a) In lieu of a 1st quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the fourth quarter of 2012

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data	As of
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
ASSETS
Cash and due from banks	$96,856	$138,530	$128,991	$102,241	$137,795
Interest-earning deposits with banks	98,512	73,384	55,335	181,282	78,895
Total cash and cash equivalents	195,368	211,914	184,326	283,523	216,690

Investment securities available-for-sale, at fair value	1,461,586	1,463,479	1,442,304	1,894,107	1,875,676
Investment securities held-to-maturity	864,234	892,536	918,340	438,445	444,898
Other securities	55,931	64,494	63,760	63,746	44,107
Loans held-for-sale	3,890	2,275	5,171	4,951	2,752

Loans	5,465,952	5,403,756	5,372,556	5,333,268	5,279,939
Allowance for loan losses	(88,927)	(89,848)	(93,252)	(96,367)	(100,763)
Loans, net	5,377,025	5,313,908	5,279,304	5,236,901	5,179,176

Premises and equipment, net	110,392	110,972	97,707	96,232	93,871
Accrued interest receivable	27,839	26,953	27,408	27,130	27,831
Bank owned life insurance	151,443	150,237	149,045	147,869	146,906
Other real estate owned and other repossessed assets	1,561	1,758	2,138	1,278	1,569
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	4,803	5,476	6,156	6,854	7,656
Unconsolidated investments	8,167	8,205	8,214	8,713	9,177
Other assets	111,084	107,887	115,229	123,820	116,035
TOTAL ASSETS	$8,631,602	$8,618,373	$8,557,381	$8,591,848	$8,424,623

LIABILITIES
Non-interest bearing deposits	$990,438	$1,031,271	$1,028,572	$970,051	$1,026,546
Interest bearing deposits	5,297,498	5,077,212	5,110,852	5,102,527	5,408,910
Total deposits	6,287,936	6,108,483	6,139,424	6,072,578	6,435,456

Customer repurchase agreements	580,290	587,686	561,170	551,736	521,779
Repurchase agreements	—	50,000	50,000	50,000	50,000
Federal Home Loan Bank advances	359,155	601,246	557,434	603,232	112,406
Senior long-term debt	123,602	—	—	—	—
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	96,114	92,229	89,583	105,115	96,383
TOTAL LIABILITIES	7,524,418	7,516,965	7,474,932	7,459,982	7,293,345

SHAREHOLDERS' EQUITY
Common stock	1,388,513	1,387,304	1,386,265	1,387,966	1,387,052
Accumulated deficit	(143,514)	(154,909)	(167,191)	(175,990)	(182,628)
Accumulated other comprehensive loss	(7,922)	(474)	(5,295)	(21,157)	(13,504)
Treasury stock	(129,893)	(130,513)	(131,330)	(58,953)	(59,642)
TOTAL SHAREHOLDERS' EQUITY	1,107,184	1,101,408	1,082,449	1,131,866	1,131,278

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,631,602	$8,618,373	$8,557,381	$8,591,848	$8,424,623

PER SHARE DATA
Book value	$7.95	$7.91	$7.78	$7.76	$7.76
Tangible book value (2)	$6.06	$6.02	$5.88	$5.94	$5.94
Dividends - quarterly	$0.10	$0.10	$0.10	$0.10	$0.10
Shares outstanding (end of period, net of treasury)	139,305,117	139,240,318	139,145,669	145,798,751	145,723,276

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Total shareholders' equity	$1,107,184	$1,101,408	$1,082,449	$1,131,866	$1,131,278
Goodwill and intangibles	(263,082)	(263,755)	(264,435)	(265,133)	(265,935)
Tangible common equity	$844,102	$837,653	$818,014	$866,733	$865,343
Shares outstanding	139,305,117	139,240,318	139,145,669	145,798,751	145,723,276
Tangible book value per share	$6.06	$6.02	$5.88	$5.94	$5.94

Total assets	$8,631,602	$8,618,373	$8,557,381	$8,591,848	$8,424,623
Goodwill and intangibles	(263,082)	(263,755)	(264,435)	(265,133)	(265,935)
Tangible assets	$8,368,520	$8,354,618	$8,292,946	$8,326,715	$8,158,688
Tangible common equity/tangible assets	10.09%	10.03%	9.86%	10.41%	10.61%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Adjusted net income (1)	$25,320	$26,199	$22,710	$25,112	$24,560
Average assets	$8,569,557	$8,512,845	$8,479,686	$8,385,094	$8,310,626
Adjusted return on average assets (annualized)	1.17%	1.23%	1.09%	1.19%	1.17%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended					For the Nine Months Ended
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	9/30/2014	9/30/2013
INTEREST INCOME
Loans, including fees	$53,857	$52,476	$52,582	$54,600	$54,577	$158,915	$165,558
Investment securities
Taxable	11,365	11,694	11,121	10,912	10,105	34,180	29,585
Tax-exempt	6,114	6,329	6,404	6,534	6,768	18,847	20,887
Deposits with banks	32	29	26	39	48	87	164
Total interest income	71,368	70,528	70,133	72,085	71,498	212,029	216,194
INTEREST EXPENSE
Deposits	4,483	4,671	4,773	5,166	5,468	13,927	17,213
Customer repurchase agreements	399	400	393	407	440	1,192	1,398
Repurchase agreements	197	608	601	615	614	1,406	1,956
Short-term borrowings	—	1	—	—	—	1	41
Federal Home Loan Bank advances	1,297	1,369	1,548	1,287	1,325	4,214	5,042
Senior long-term debt	227	—	—	—	—	227	—
Subordinated debentures	535	528	529	538	539	1,592	2,554
Total interest expense	7,138	7,577	7,844	8,013	8,386	22,559	28,204
Net interest income	64,230	62,951	62,289	64,072	63,112	189,470	187,990
Provision for loan losses	1,000	—	1,251	1,000	1,250	2,251	4,250
Net interest income after provision for loan losses	63,230	62,951	61,038	63,072	61,862	187,219	183,740
NON-INTEREST INCOME
Wealth management	6,945	7,133	6,866	6,609	6,883	20,944	20,700
Service charges on deposit accounts	3,826	3,534	3,384	3,827	3,894	10,744	11,407
Insurance commissions and fees	3,029	3,209	3,597	3,028	3,071	9,835	9,664
Cash management and electronic banking fees	4,720	4,869	4,526	4,782	4,860	14,115	14,132
Mortgage banking	987	936	716	902	1,621	2,639	5,598
Bank owned life insurance	1,238	1,218	1,198	1,389	1,260	3,654	3,727
Earnings (losses) of unconsolidated investments	(20)	(9)	(477)	57	661	(506)	653
Gain on sale of non-performing loans	—	946	—	—	—	946	—
Other operating income	2,146	2,560	1,660	2,120	2,551	6,366	7,307
Net gains from fair value changes of subordinated debentures	—	—	—	—	—	—	2,111
Net gains on sales of investment securities	—	—	8	—	7	8	54
Total non-interest income	22,871	24,396	21,478	22,714	24,808	68,745	75,353
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,655	28,887	29,201	29,035	29,598	87,743	87,965
Premises and equipment	7,769	7,709	8,212	7,721	7,724	23,690	22,726
FDIC insurance	1,140	1,200	1,317	1,356	1,404	3,657	4,111
Other operating expenses	13,594	14,318	13,607	13,721	14,877	41,519	44,388
Loss on debt extinguishment	—	—	—	—	—	—	64,888
Corporate reorganization expense	—	—	—	6,000	—	—	—
Total non-interest expense	52,158	52,114	52,337	57,833	53,603	156,609	224,078
Income before income taxes	33,943	35,233	30,179	27,953	33,067	99,355	35,015
Income tax expense	8,623	9,034	7,469	6,741	8,507	25,126	2,840
NET INCOME	$25,320	$26,199	$22,710	$21,212	$24,560	$74,229	$32,175

PER SHARE
Basic earnings	$0.18	$0.19	$0.16	$0.15	$0.17	$0.53	$0.22

Diluted earnings	$0.18	$0.19	$0.16	$0.15	$0.17	$0.53	$0.22
Average shares - basic	139,275,683	139,191,923	141,360,180	145,761,496	145,669,300	139,934,960	145,549
Average shares - diluted	139,825,134	139,719,980	141,877,066	146,244,467	146,124,821	140,466	145,977

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.17%	1.23%	1.09%	1.00%	1.17%	1.16%	0.52%
Adjusted return on assets (3)	1.17%	1.23%	1.09%	1.19%	1.17%	1.16%	1.17%
Return on shareholders' equity	9.11%	9.67%	8.42%	7.44%	8.78%	9.07%	3.81%
Return on tangible common equity (1)	11.97%	12.77%	11.11%	9.72%	11.55%	11.95%	4.99%
Adjusted return on tangible common equity	11.97%	12.77%	11.11%	11.51%	11.55%	11.95%	11.31%
Efficiency ratio (4)	57.29%	57.02%	59.60%	57.00%	58.16%	57.95%	58.06%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency ratio calculation
Non-interest expense	$52,158	$52,114	$52,337	$57,833	$53,603	$156,609	$224,078
Less:
Loss on debt extinguishment	—	—	—	—	—	—	64,888
Corporate reorganization expense	—	—	—	6,000	—	—	—
Operating expenses	$52,158	$52,114	$52,337	$51,833	$53,603	$156,609	$159,190

Net interest income (taxable equivalent)	$68,166	$66,992	$66,351	$68,223	$67,371	$201,509	$200,996

Non-interest income	22,871	24,396	21,478	22,714	24,808	68,745	75,353
Less:
Net gains from fair value changes of subordinated debentures	—	—	—	—	—	—	2,111
Net gains on investment securities	—	—	8	—	7	8	54
Adjusted revenue	$91,037	$91,388	$87,821	$90,937	$92,172	$270,246	$274,184

Efficiency ratio	57.29%	57.02%	59.60%	57.00%	58.16%	57.95%	58.06%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended					For the Nine Months Ended
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	9/30/2014	9/30/2013
CHARGE-OFFS
Loan charge-offs	$3,097	$5,125	$5,018	$7,523	$5,774	$13,240	$17,470
Recoveries on loans	(1,176)	(1,721)	(652)	(2,127)	(754)	(3,549)	(3,028)
Net loan charge-offs	$1,921	$3,404	$4,366	$5,396	$5,020	$9,691	$14,442
Net loan charge-offs to average total loans (annualized)	0.14%	0.25%	0.33%	0.41%	0.38%	0.24%	0.37%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$19	$2,049	$1,150	$5,157	$3,059	$3,218	$6,993

Commercial real estate-permanent	1,072	599	423	(523)	909	2,094	1,587
Commercial real estate-construction	(221)	90	30	(167)	(29)	(101)	382
Total commercial real estate loans	851	689	453	(690)	880	1,993	1,969

Residential mortgages	138	162	1,681	56	209	1,981	2,064
Home equity lines and loans	355	389	784	439	423	1,528	2,073
All other consumer loans	558	115	298	434	449	971	1,343
Total consumer loans	1,051	666	2,763	929	1,081	4,480	5,480

Net loans charged-off	$1,921	$3,404	$4,366	$5,396	$5,020	$9,691	$14,442

	As of
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$11,205	$9,641	$13,501	$14,935	$23,101

Non-accrual commercial real estate-permanent	2,887	4,811	3,513	4,258	3,760
Non-accrual commercial real estate-construction	8,547	9,674	10,425	12,128	5,345
Total non-accrual commercial real estate loans	11,434	14,485	13,938	16,386	9,105

Non-accrual residential mortgages	6,803	6,265	6,779	7,037	6,485
Non-accrual home equity lines and loans	3,961	3,631	4,041	4,787	4,403
All other non-accrual consumer loans	1,467	1,495	1,701	1,731	1,705
Total non-accrual consumer loans	12,231	11,391	12,521	13,555	12,593

Total non-accrual loans	34,870	35,517	39,960	44,876	44,799

Restructured loans	7,996	7,969	8,152	7,715	10,006
Total non-performing loans	42,866	43,486	48,112	52,591	54,805

Other real estate owned and repossessed assets	1,561	1,758	2,138	1,278	1,569
Total non-performing assets	44,427	45,244	50,250	53,869	56,374

Loans 90+ days past due & still accruing	2,961	2,097	2,310	3,466	2,608
Total non-performing assets and loans 90+ days past due	$47,388	$47,341	$52,560	$57,335	$58,982

Allowance for loan losses	$88,927	$89,848	$93,252	$96,367	$100,763
Allowance for loan losses/non-performing loans	207.5%	206.6%	193.8%	183.2%	183.9%

Allowance for loan losses/non-performing assets and loans 90+ days past due	187.7%	189.8%	177.4%	168.1%	170.8%
Allowance for loan losses/total loans	1.63%	1.66%	1.73%	1.81%	1.91%
Provision/charge-offs, net	52.1%	0.0%	28.7%	18.5%	24.9%
Classified loans	$169,790	$173,610	$174,465	$191,589	$218,615
Classified loans/total loans	3.10%	3.21%	3.24%	3.59%	4.14%
Delinquent loans (b)	$20,171	$17,316	$16,819	$29,435	$22,550
Delinquent loans/total loans	0.37%	0.32%	0.31%	0.55%	0.43%
Non-performing loans/total loans	0.78%	0.80%	0.89%	0.99%	1.04%

REGULATORY CAPITAL DATA
Tier 1 Capital	$927,023	$913,126	$888,565	$941,926	$938,040
Tier 1 Leverage Ratio	11.18%	11.09%	10.83%	11.63%	11.67%
Tier 1 Ratio	14.77%	14.64%	14.44%	15.46%	15.63%
Total Capital	$1,005,629	$991,235	$965,705	$1,018,316	$1,013,371
Total Capital Ratio	16.02%	15.89%	15.69%	16.72%	16.89%
Total Risk-Weighted Assets	$6,278,140	$6,237,016	$6,155,090	$6,091,183	$6,001,065

(b) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Loan portfolio composition (regulatory):
Commercial / industrial	$804,283	$815,168	$865,533	$796,797	$820,669
Commercial real estate (c)	1,994,773	1,993,408	1,943,744	1,926,978	1,913,180
Residential mortgage	1,181,503	1,155,551	1,161,220	1,181,020	1,170,750
Real estate construction and land development	260,054	242,047	243,216	256,483	234,945
Home equity	817,723	803,553	787,334	794,709	786,835
Consumer	224,614	216,478	210,395	209,729	205,446
Other	186,892	179,826	166,285	172,503	150,866
Total	5,469,842	5,406,031	5,377,727	5,338,219	5,282,691

Investment securities and other securities	2,381,751	2,420,509	2,424,404	2,396,298	2,364,681
Other earning assets	98,512	73,384	55,335	181,282	78,895
Total earning assets (net of loan loss reserve)	$7,861,178	$7,810,076	$7,764,214	$7,819,432	$7,625,504
(c) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$897,812	$884,697	$861,101	$885,135	$897,757
Business purpose, not secured by real estate	944,207	968,183	1,002,296	939,121	935,857
Owner occupied commercial real estate
Permanent	566,007	590,148	593,595	589,765	585,807
Construction / development	49,826	45,924	47,505	46,415	41,088
Leasing	18	41	97	228	392
Total commercial & industrial	2,457,870	2,488,993	2,504,594	2,460,664	2,460,901

Commercial real estate
Non-owner occupied
Permanent	1,086,346	1,042,928	1,021,271	994,838	964,510
Construction / development	208,728	182,506	183,586	198,334	181,683
Total commercial real estate	1,295,074	1,225,434	1,204,857	1,193,172	1,146,193
Total commercial	3,752,944	3,714,427	3,709,451	3,653,836	3,607,094

Consumer
Residential mortgage (personal purpose)
Permanent	644,919	644,322	637,273	643,506	642,696
Construction	16,004	13,128	10,922	8,719	9,443
Total residential mortgages	660,923	657,450	648,195	652,225	652,139

Home equity and direct installment	162,188	172,785	180,996	193,089	208,333
Home equity lines of credit	614,298	591,331	572,301	569,519	550,417
Total home equity	776,486	764,116	753,297	762,608	758,750

Private banking credit lines	95,049	95,324	94,582	99,859	98,714
Indirect vehicle loans and other	180,550	172,439	167,031	164,740	163,242
All other consumer	275,599	267,763	261,613	264,599	261,956
Total consumer	1,713,008	1,689,329	1,663,105	1,679,432	1,672,845

Loans	5,465,952	5,403,756	5,372,556	5,333,268	5,279,939

Loans held-for-sale	3,890	2,275	5,171	4,951	2,752

Total loans	$5,469,842	$5,406,031	$5,377,727	$5,338,219	$5,282,691

Deposit composition:
Savings	$544,625	$552,885	$547,255	$526,576	$518,430
NOW accounts	1,981,608	1,689,381	1,667,272	1,655,425	1,958,116
Money market accounts	1,658,815	1,684,410	1,680,900	1,670,035	1,639,859
Time deposits less than $100k	797,535	831,390	870,921	896,700	925,118
Time deposits $100k or greater	314,915	319,146	344,504	353,791	367,387
Total interest bearing deposits	5,297,498	5,077,212	5,110,852	5,102,527	5,408,910

Non-interest bearing deposits	990,438	1,031,271	1,028,572	970,051	1,026,546

Total deposits	$6,287,936	$6,108,483	$6,139,424	$6,072,578	$6,435,456

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Nine Months, as of
	9/30/2014		6/30/2014		3/31/2014		12/31/2013		9/30/2013		9/30/2014		9/30/2013
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,406,073	4.00%	$5,360,641	3.97%	$5,342,648	4.04%	$5,256,841	4.17%	$5,229,366	4.19%	$5,370,019	4.00%	$5,232,460	4.28%
Investment securities*	2,400,867	3.43%	2,414,063	3.56%	2,409,287	3.53%	2,375,893	3.50%	2,316,066	3.51%	2,408,042	3.51%	2,325,262	3.55%
Interest earning deposits	85,310	0.15%	67,112	0.17%	69,222	0.15%	89,530	0.17%	102,581	0.19%	73,940	0.16%	105,671	0.21%

Total earning assets	7,892,250	3.79%	7,841,816	3.81%	7,821,157	3.85%	7,722,264	3.92%	7,648,013	3.93%	7,852,001	3.82%	7,663,393	4.00%
Total assets	8,569,557		8,512,845		8,479,686		8,385,094		8,310,626		8,521,025		8,312,023

Savings	549,589	0.10%	550,336	0.10%	534,699	0.10%	524,647	0.10%	524,178	0.11%	544,929	0.10%	518,463	0.11%
NOW accounts	1,845,595	0.15%	1,717,629	0.14%	1,618,547	0.13%	1,873,519	0.14%	1,732,394	0.14%	1,728,089	0.14%	1,572,882	0.14%
Money market accounts	1,681,361	0.22%	1,687,193	0.21%	1,671,200	0.21%	1,649,960	0.23%	1,655,133	0.27%	1,679,955	0.22%	1,650,516	0.29%
Time deposits	1,132,513	0.96%	1,179,576	1.03%	1,233,794	1.06%	1,273,664	1.07%	1,312,810	1.09%	1,181,590	1.02%	1,427,585	1.09%

Total interest bearing deposits	5,209,058	0.34%	5,134,734	0.36%	5,058,240	0.38%	5,321,790	0.39%	5,224,515	0.42%	5,134,563	0.36%	5,169,446	0.45%

Non-interest bearing deposits	1,005,457		1,006,120		968,129		984,037		963,625		993,372		916,936
Total deposits	6,214,515	0.29%	6,140,854	0.31%	6,026,369	0.32%	6,305,827	0.33%	6,188,140	0.35%	6,127,935	0.30%	6,086,382	0.38%

Customer repurchase agreements	546,119	0.29%	546,284	0.29%	541,041	0.29%	529,541	0.30%	518,569	0.34%	544,500	0.29%	529,847	0.35%
Repurchase agreements	16,032	4.87%	50,000	4.87%	50,000	4.87%	50,000	4.87%	50,000	4.87%	38,553	4.87%	82,750	3.16%
Short-term borrowings	—	0.00%	407	0.63%	—	0.00%	54	0.00%	—	0.00%	136	0.63%	12,557	0.44%
Federal Home Loan Bank advances	505,349	1.02%	521,753	1.05%	596,818	1.05%	190,670	2.68%	277,101	1.90%	540,972	1.04%	296,417	2.27%
Senior long-term debt	20,204	4.46%	—	0.00%	—	0.00%	—	0.00%	—	0.00%	6,808	4.46%	—	0.00%
Subordinated debentures	77,321	2.75%	77,321	2.74%	77,321	2.77%	77,321	2.76%	77,321	2.77%	77,321	2.75%	93,107	3.67%
Total deposits and borrowings	7,379,540	0.38%	7,336,619	0.41%	7,291,549	0.44%	7,153,413	0.44%	7,111,131	0.47%	7,336,225	0.41%	7,101,060	0.53%
Total interest bearing liabilities	$6,374,083	0.44%	$6,330,499	0.48%	$6,323,420	0.50%	$6,169,376	0.52%	$6,147,506	0.54%	$6,342,853	0.48%	$6,184,124	0.61%

Net interest margin (FTE)		3.43%		3.43%		3.44%		3.51%		3.49%		3.43%		3.51%

Wealth assets under management, at period end	$2,411,463		$2,574,509		$2,497,185		$2,504,717		$2,388,991

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2014

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
PA
Total number of retail branch offices	110	110	118	119	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	120	117	123	124	124

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	111	111	119	120	120
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	121	118	124	125	125

EOP employees (full-time equivalent)	1,549	1,574	1,591	1,631	1,632